EXHIBIT 99.1


               SWORN STATEMENT PURSUANT TO SECTION 21(a)(1) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


I, Robert I. Toll, Chief Executive Officer of Toll Brothers, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Toll Brothers, Inc., and, except as corrected or supplemented in a subsequent covered report:

         * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         * The Annual Report on Form 10-K for the fiscal year ended October 31, 2001 filed with the Commission by Toll Brothers, Inc.;

         * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Toll Brothers, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         * any amendments to any of the foregoing.


                                                  /s/ Robert I. Toll
                                                  -----------------------------
                                                  Robert I. Toll,
                                                  Chief Executive Officer,
                                                  Toll Brothers, Inc.

Subscribed and sworn to before me
this 6th day of September 2002.

Linda Mathason
(Notary Seal Affixed)

Notary Public
My Commission Expires: 9/1/03